Exhibit 10.6

FIRST AMENDMENT
TO THE
GEORGIA GULF CORPORATION
EXECUTIVE AND KEY EMPLOYEE
CHANGE OF CONTROL SEVERANCE PLAN

(As Amended and Restated Effective as of January 1, 2009)

THIS AMENDMENT to the Georgia Gulf Corporation Executive and Key Employee Change of Control Severance Plan, as amended and restated effective as of January 1, 2009 (the “Plan”), is made this              day of August, 2011, to be effective as of May 16, 2011, by Georgia Gulf Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”).

W I T N E S S E T H :

WHEREAS, Georgia Gulf Corporation previously established the Plan, effective as of May 15, 2007;

WHEREAS, the Company has continued to sponsor and maintain the Plan for the exclusive benefit of a select group of management-level and highly compensated employees and their beneficiaries and has most recently amended and restated the Plan in its entirety as of January 1, 2009;

WHEREAS, pursuant to Section 9 of the Plan, the Board of Directors of the Company has the right to amend the Plan at any time;

WHEREAS, the Company wishes to amend the Plan at this time for the purpose of limiting the category of persons who are eligible for “Gross-Up Payments,” as defined in Section 5.2(a) of the Plan, and for other purposes;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.

The Plan is hereby amended by deleting the period at the end of Section 5.2(a), by replacing that period with a semi-colon, and by inserting the following at the end of that subsection:

provided, however, no Gross-Up Payment shall be made under this Plan (A) to any person who was not a Participant in the Plan on May 15, 2011 but who becomes a Participant in the Plan on or after May 16, 2011, or (B) to any person who was a Participant in the Plan on May 15, 2011 (and was not an Executive Officer of the Company on May 15, 2011) but who, on or after May 16, 2011, becomes an Executive Officer of the Company.

2.

All other provisions of the Plan not inconsistent herewith are hereby ratified and confirmed.

IN WITNESS WHEREOF, this First Amendment to the Plan has been executed on the day and year first written above.

COMPANY:

GEORGIA GULF CORPORATION

By:
Title:

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